Exhibit 99.1

K. BRIANP YBUS, CPA, P.A.
CERTIFIED PUBLIC ACCOUNTANT

AMERICAN INSTITUTE OF CERTIFIED PUBLIC ACCOUNTANTS	818 U.S. HIGHWAY ONE, SUITE 8
FLORIDA INSTITUTE OF CERTIFIED PUBLIC ACCOUNTANTS	NORTH PALM BEACH, FLORIDA 33408
PHONE (561) 282-1870
FAX (561) 282-1871
www.pybuscpa.com

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and
Stockholders of Healthient, Inc. (A Development Stage Company)

We have audited the accompanying balance sheets of Healthient, Inc. (A Development Stage Company) as of June 30, 2010 and 2009, and the related statements of income, stockholders' equity (deficit) and cash flows for the year ended June 30, 201 0, the period April 29, 2009 (Inception) to June 30, 2009 and the period April 29, 2009 (Inception) to June 30, 2010. Healthient's management is responsible for these financial statements. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the financial statements, the Company had a net loss of $573,665 from inception and used cash in operations from inception of $541,488. These conditions raise substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 1. The financial statements do not include any adjustments relating to the recoverability and classification of asset carrying amounts or the amount and classification of liabilities that might result should the Company be unable to continue as a going concern.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Healthient, Inc. (A Development Stage Company) as of June 30. 2010 and 2009, and the results of its operations and its cash flows for the year ended June 30, 2010, the period April 29, 2009 (Inception) to June 30, 2009 and the period April 29, 2009 (Inception) to June 30, 2010 in conformity with accounting principles generally accepted in the United States of America.

K. Brian Pybus, C.P.A., P.A.
North Palm Beach, FL 33408
September 23, 2010

Healthinet, Inc.
(A Development Stage Company)
Balance Sheets

	June 30, 2010	June 30, 2009
ASSETS
Current Assets
Cash	$9,063	$215
Total Current Assets	9,063	215

Property and Equipment
Website costs	120,140	-
Computer equipment (net of accumulated depreciation)	1,206	-
Total Fixed Assets	121,346	-

Total Assets	$130,409	$215

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)
Current Liabilities
Accounts payable	$18,094	$-
Shareholder loans	-	500
Total Current Liabilities	18,094	500

Stockholders' Equity (Deficit)
Preferred stock, $0.001 Par value, 20,000,000 authorized:
No shares issued	-	-
Common stock, $0.001 par value: 100,000,000 shares
authorized, 14,156,786 and 13,480,000 shares issued and
outstanding at June 30, 2010 and 2009, respectively	14,157	13,480
Additional paid-in capital	671,823	-

Deficit accumulated during the development stage	(573,665)	(13,765)

Total Stockholders' Equity (Deficit)	112,315	(285)

Total Liabilities and Stockholder's Equity	$130,409	$215

See accompanying notes to Financial Statements

Healthient, Inc.
(A Development Stage Company)
Statement of Operations

	For the year ended June 30, 2010	For the period April 29 (Inception) to June 30, 2009	From inception April 29, 2009 until June 30, 2010

Administrative expenses
Officer salaries	$65,300	$13,660	$78,960
Independent contractors	350,443	-	350,443
Travel and entertainment	48,580	-	48,580
Professional fees	75,535	-	75,535
Other	20,042	105	20,147
Total administrative expenes	559,900	13,765	573,665

Operating loss	(559,900)	(13,765)	(573,665)

Provision for income taxes	-	-	-

Net loss	$(559,900)	$(13,765)	$(573,665)

Net loss per share-Basic and Diluted	$(0.04)	$(0.00)

Weighted average number of Common shares outstanding, basic and fully diluted	13,722,661	13,480,000

See accompanying notes to Financial Statements

Healthient, Inc.
(A Development Stage Company)
Statement of Stockholders' Equity (Deficit)

	Common Shares		Additional		Deficit accumulated during the	Accumulated
		Par Value	Paid-In	Subscribed	development	Equity
	Shares	$0.001	Capital	Stock	stage	(Deficit)

Founders' stock Issued April 30, 2009	13,480,000	$13,480	$-	$-	$-	$13,480
Net loss		-	-	-	(13,765)	(13,765)
Balance June 30, 2009	13,480,000	13,480	-	-	(13,765)	(285)
Common stock issued for cash	676,786	677	671,823	-	-	672,500
Net loss					(559,900)	(559,900)
Balance June 30, 2010	14,156,786	$14,157	$671,823	$-	$(573,665)	$112,315

See accompanying notes to Financial Statements

Healthient, Inc.
(A Development Stage Company)
Statement of Cash Flow

	For the Year ended June 30, 2010	For the period April 29 (Inception) to June 30, 2009	From Inception April 29, 2009 to June 30, 2010
Cash Flows from Operating Activities
Net Loss	$(559,900)	$(13,765)	$(573,665)
Adjustments to reconcile net loss to net cash used in operations
Depreciation	603	-	603
Shares issued to founders for services	-	13,480	13,480
Changes in operating assets and liabilities:
Increase accounts payable	18,094	-	18,094

Net Cash Used in Operations	(541,203)	(285)	(541,488)

Cash Flows from Investing Activities
Website	(120,140)	-	(120,140)
Computers	(1,809)	-	(1,809)
Net Cash Used in Investing Activities	(121,949)	-	(121,949)

Cash Flows from Financing Activities
Shareholder loans advanced	-	500	500
Shareholder loans (paid)	(500)	-	(500)
Shares issued for cash	672,500	-	672,500

Net Cash Provided by Financing Activities	672,000	500	672,500

Net Increase in Cash	8,848	215	9,063
Cash--Beginning of Period	215	-	-
Cash - Ending of Period	$9,063	$215	$9,063

Supplemental Disclosure of Non-Cash Investing and Financing Activities:
Shares issued for services	$-	$13,480
Income taxes paid	$-	$-
Interest paid	$-	$-

See accompanying notes to Financial Statements

HEALTHIENT, INC.
(A Development Stage Company)
FOOTNOTES TO FINANCIAL STATEMENTS
JUNE 30 2010

Note 1. Organization and Significant Accounting Policies

Organization and Line of Business

Healthient, Inc. is a Nevada corporation organized April 29, 2009 in order to engage as a direct sales company in the healthy snack foods business.

The Company is considered to be in the Development Stage as defined in Statement of Financial Accounting Standards (SFAS) No. 7, “Accounting and Reporting by Development Stage Enterprises”. The Company has devoted substantially all of its efforts to the corporate formation. Activities during the Development Stage include developing the business plan and raising capital

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities on the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

Cash and Cash Equivalents

The Company considers all highly liquid temporary cash investments with an original maturity of three months or less to be cash equivalents. At June 30, 2010 and 2009, the Company had no cash equivalents.

Revenue Recognition

The Company recognizes revenue over the period the service is performed in accordance with Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") No. 605,  Revenue Recognition in Financial Statements .  In general, ASC No. 605 requires that four basic criteria must be met before revenue can be recognized: (i) persuasive evidence of an arrangement exists, (ii) delivery has occurred or services rendered, (iii) the fee is fixed and determinable, and (iv) collectability is reasonably assured.

Property and Equipment

Property and equipment are stated at cost and depreciated on the straight line method over the estimated life of the asset, which is 3-10 years.

Website Development  Cost

The Company has adopted the provisions of FASB Accounting Standards Codification No. 350 Intangible-Goodwill and Other. Costs incurred in the planning state of a website are expensed, while costs incurred in the development stage are capitalized and amortized over the estimated three year life of the asset. Amortization expense has not been recorded for the year ended June 30, 2010 as the software is not ready for its intended use.

Income Taxes

The Company accounts for income taxes under FASB Codification Topic 740-10-25 (“ASC 740-10-25”)Income Taxes.  Under ASC 740-10-25, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases.  Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled.  Under ASC 740-10-25, the effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

The net deferred tax liability in the accompanying balance sheets includes the following amounts of deferred tax assets and liabilities:

	Years Ended June 30,
	2010	2009

Deferred tax liability:	$-	$-
Deferred tax asset
Net Operating Loss Carryforward	209,090	113
Valuation allowance	(209,090)	(113)
Net deferred tax asset	-	-
Net deferred tax liability	$-	$-

The provision for income taxes has been computed as follows:

	2010	2009
Expected income tax recovery (expense) at the statutory rate of 34%-Federal	$190,085	$4,680
Expected income tax recovery at the statutory rate of 5.5%-State	30,749	757
Tax effect of expenses that are not deductible for income tax purposes	(11,857)	(5,324)
	-	-
Change in valuation allowance	(208,977)	(113)

Provision for income taxes	$-	$-

The valuation allowance was established to reduce the deferred tax asset to the amount that will more likely than not be realized. This is necessary due to the Company’s continued operating losses and the uncertainty of the Company’s ability to utilize all of the net operating loss carryforwards before they will expire through the year 2030.

The net change in the valuation allowance for the years ended June 30, 2010 and 2009 was an increase of $208,977 and $113, respectively.

The components of income tax expense related to continuing operations are as follows:

	2010	2009
Federal
Current	$-	$-
Deferred	-	-
	$-	$-
State and Local
Current	$-	$-
Deferred	-	-
	$-	$-

Going Concern

The financial statements have been prepared assuming that the Company will continue as a going concern. The Company had a net loss of $573,665 from inception and used cash in operations from inception of $541,488. This raises substantial doubt about its ability to continue as a going concern. The ability of the Company to continue as a going concern is dependent on the Company’s ability to raise additional capital and implement its business plan.

Management believes that the actions presently being taken and the success of future operations will be sufficient to enable the Company to continue as a going concern.

However, there can be no assurance that the raising of equity will be successful. Failure to achieve the needed equity funding could have a material adverse effect on the Company’s ability to continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Stock-Based Compensation

In December 2004, the FASB issued FASB Accounting Standards Codification No. 718, Compensation – Stock Compensation .  Under FASB Accounting Standards Codification No. 718, companies are required to measure the compensation costs of share-based compensation arrangements based on the grant-date fair value and recognize the costs in the financial statements over the period during which employees are required to provide services. Share-based compensation arrangements include stock options, restricted share plans, performance-based awards, share appreciation rights and employee share purchase plans.  As such, compensation cost is measured on the date of grant at their fair value.  Such compensation amounts, if any, are amortized over the respective vesting periods of the option grant.  The Company applies this statement prospectively.

Equity instruments (“instruments”) issued to other than employees are recorded on the basis of the fair value of the instruments, as required by FASB Accounting Standards Codification No. 718.  FASB Accounting Standards Codification No. 505,  Equity Based Payments to Non-Employees  defines the measurement date and recognition period for such instruments.  In general, the measurement date is when either a (a) performance commitment, as defined, is reached or (b) the earlier of (i) the non-employee performance is complete or (ii) the instruments are vested. The measured value related to the instruments is recognized over a period based on the facts and circumstances of each particular grant as defined in the FASB Accounting Standards Codification.

Basic and Diluted Net Loss Per Common Share

Net Loss Per Common Share is computed pursuant to FASB Accounting Standards Codification No. 260, Earnings Per Share.  Basic net loss per share is computed by dividing net loss by the weighted average number of shares of common stock outstanding during the period. Diluted net loss per share is computed in the same way as for Basic net loss.

Warrants outstanding as of June 30, 2010 and 2009 were 676,786 and none, respectively. These warrants were not included in diluted earnings per share as the effect was anti-dilutive

Recent Accounting Pronouncements

In June 2009, the FASB issued ASC 105 Accounting Standards Codification TM and the Hierarchy of Generally Accepted Accounting Principles . The FASB Accounting Standards Codification TM (the “Codification”) has become the source of authoritative accounting principles recognized by the FASB to be applied by nongovernmental entities in the preparation of financial statements in accordance with Generally Accepted Accounting Principles (“GAAP”). All existing accounting standard documents are superseded by the Codification and any accounting literature not included in the Codification will not be authoritative. Rules and interpretive releases of the SEC issued under the authority of federal securities laws, however, will continue to be the source of authoritative generally accepted accounting principles for SEC registrants. Effective September 30, 2009, all references made to GAAP in our financial statements will include references to the new Codification. The Codification does not change or alter existing GAAP and, therefore, will not have an impact on our financial position, results of operations or cash flows.

In June 2009, the FASB issued changes to the consolidation guidance applicable to a variable interest entity (VIE). FASB ASC Topic 810 (“ASC 810), "Consolidation," amends the guidance governing the determination of whether an enterprise is the primary beneficiary of a VIE, and is, therefore, required to consolidate an entity, by requiring a qualitative analysis rather than a quantitative analysis. The qualitative analysis will include, among other things, consideration of who has the power to direct the activities of the entity that most significantly impact the entity's economic performance and who has the obligation to absorb losses or the right to receive benefits of the VIE that could potentially be significant to the VIE. This standard also requires continuous reassessments of whether an enterprise is the primary beneficiary of a VIE. ASC 810 also requires enhanced disclosures about an enterprise's involvement with a VIE. ASC 810 is effective as of the beginning of interim and annual reporting periods that begin after November 15, 2009. This will not have an impact on the Company’s financial position, results of operations or cash flows.

In June 2009, the FASB issued Financial Accounting Standards Codification No. 860 – (“ASC 860”) Transfers and Servicing. ASC No. 860 improves the relevance, representational faithfulness, and comparability of the information that a reporting entity provides in its financial statements about a transfer of financial assets; the effects of a transfer on its financial position, financial performance, and cash flows; and a transferor's continuing involvement, if any, in transferred financial assets. ASC  860 is effective as of the beginning of each reporting entity's first annual reporting period that begins after November 15, 2009, for interim periods within that first annual reporting period and for interim and annual reporting periods thereafter. The Company is evaluating the impact the adoption of ASC  860 will have on its financial statements.

Note 2.  Property and equipment

The company made no purchases of property and equipment in the period ended June 30, 2009. In January, 2010 the Company started the construction of a Website that was still under development at June 30,  2010.

At June 30, 2010, property and equipment was as follows:

Website	$120,140
Computers	1,809
121,949
Depreciation	603
Net	$121,346

Depreciation and Amortization expense for the year ended June 30, 2010, was $603.

Note 3. Stockholders’ deficit

 The Company was incorporated on April 29, 2009. The Company authorized 100,000,000 shares of common stock with a par value of $.001 and 20,000,000 shares of preferred stock with a par value of $.001. The Company authorized the issuance of 13,480,000 shares of common stock to the founder’s at par, the fair value of the shares when issued.  The fair value of the shares of $13,480 has been recorded as officer salaries.

On October 8, 2009 the Company issued a Private Placement Offering Memorandum offering to sell 2,000,000 Units at $1.00 per unit to accredited investors only. Each Unit consists of one (1) share of common stock, par value $.001 per share and one (1) warrant to purchase an additional share of common stock at an exercise price of $1.25. Each warrant expires one year from purchase date.

During the year ended June 30, 2010, the company sold to investors 676,786 Units for cash of $672,500. 565,000 Units were sold at $1.00 per unit with warrants exercisable at $1.00 per share. 97,500 Units were sold at $1.00 per unit with warrants exercisable at $1.25 per share and 14,286 Units were sold at $.70 per unit with warrants exercisable at $1.25 per share.

A summary of the Company’s warrant activity as of June 30, 2010 and 2009 is presented below:

	2010		2009
	Warrants	Weighted Average Exercise Price	Warrants	Weighted Average Exercise Price

Outstanding, beginning of year	-	$-	-	$-
Granted	676,786	1.03	-	-
Exercised	(-)		-	-
Cancelled	(-)		-	-
Expired	(-)		-	-
Outstanding, end of year	676,786	$1.03	-	-

	Warrants Outstanding			Warrants Exercisable
Range of Exercise Price	Number Outstanding	Remaining Average Contractual Life (In Years)	Weighted Average Exercise Price	Number Exercisable	Weighted Average Exercise Price
$1.00-$1.25	676,786.62		$1.03	676,786	$1.03

Note 4. Commitments and contingencies

On January 15, 2010, the Company entered into a three year agreement for software licensing and hosting its website with Solution X Global, LLC. The agreement is for $100,000 and required $30,000 due upon execution and seven monthly payments of $7,000. It also includes an early termination fee of $100,000. As of June 30, 2010 the Company has paid $37,000.

Note 5. Related Party Transactions

During the year ended June 30, 2010, the Company entered into service agreements with two of its Directors. The compensation rates are $13,375 and $10,000 monthly. The services provided included marketing, development and design of products and its packaging, branding and integration of technology. The total expense for the year ended June 30, 2010 was $160,500 and $80,000, respectively.

Note 6. Subsequent events

In preparing the financial statements, the Company has evaluated events and transactions for potential recognition or disclosure through September 23, 2010, the date the financial statement were issued.

On September 23, 2010 the Company entered into an agreement with Time Associates, Inc., a Nevada Corporation for the reorganization of the Company into becoming a wholly-owned subsidiary of Time Associates, Inc. The reorganization involves the exchange of the outstanding common stock of the Company into shares of common voting stock of Time Associates, Inc.